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                                  Exhibit 10C
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[BANK OF AMERICA]                                       Amendment to Documents

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                              AMENDMENT NO. 7 TO
                            BUSINESS LOAN AGREEMENT


     This Amendment No. 7 (the "Amendment") dated as of November 19, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and McFarland Energy, Inc. (the "Borrower").

                                   RECITALS
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     A.  The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of April 20, 1994, as previously amended (the "Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
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     1.  Definitions.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.  Amendments.  The Agreement is hereby amended as follows:
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         2.1  In subparagraph 1.8(i) of the Agreement, the phrase, "which may not extend more than 90 days beyond the Facility No. 1 Expiration Date" is substituted for the phrase, "which may not extend beyond the expiration date of August 31, 1996."

     3.  Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.


Bank of America
National Trust and Savings Association            McFarland Energy, Inc.





x-------------------------------------           x --------------------------
By: Anita L. Dice, Vice President                 By: Ronald T. Yoshihara,
                                                      Treasurer and Chief
                                                      Financial Officer








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AmendL (10/92)                       -1-                            010348-10067